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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-37117 and No. 333-51755) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335, No. 333-40251 and No. 333-67663) of Science
Applications International Corporation of our report dated April 2, 1999 appearing on page F-2 of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-37117 and No. 333-51755) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335, No. 333-40251 and No. 333-67663) of Science Applications
International Corporation of our report dated April 15, 1999 relating to the Science Applications International Corporation Cash or Deferred Arrangement appearing on page 1 of Exhibit 28(a) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-37117 and No. 333-51755) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335, No. 333-40251 and No. 333-67663) of Science
Applications International Corporation of our report dated April 2, 1999 relating to the TransCore Retirement Savings Plan appearing on page 1 of Exhibit 28(b) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-37117 and No. 333-51755) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335, No. 333-40251 and No. 333-67663) of Science Applications
International Corporation of our report dated March 26, 1999 relating to the Bell Communications Research Savings and Security Plan appearing on page 1 of
Exhibit 28(c) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-37117 and No. 333-51755) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335, No. 333-40251 and No. 333-67663) of Science Applications
International Corporation of our report dated March 26, 1999 relating to the Bell Communications Research Savings Plan For Salaried Employees appearing on page 1 of Exhibit 28(d) of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
April 26, 1999